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                                                                  Exhibit 23.5


                                    CONSENT



            I, John L. Weinberg, hereby consent to be named as a director of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), in this registration statement on Form S-1 of the Company (including any and all amendments or supplements thereto).



Dated:  April 20, 1999


                                          /s/ John L. Weinberg
                                          --------------------------------
                                          John L. Weinberg